UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2020

3M Company

(Exact name of registrant as specified in its Charter)

Delaware	1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (651) 733-1110

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange, Inc.
	MMM	Chicago Stock Exchange, Inc.
1.500% Notes due 2026	MMM26	New York Stock Exchange, Inc.
Floating Rate Notes due 2020		New York Stock Exchange, Inc.
0.375% Notes due 2022	MMM22A	New York Stock Exchange, Inc.
0.950% Notes due 2023	MMM23	New York Stock Exchange, Inc.
1.750% Notes due 2030	MMM30	New York Stock Exchange, Inc.
1.500% Notes due 2031	MMM31	New York Stock Exchange, Inc.

Note: The common stock of the Registrant is also traded on the SWX Swiss Exchange.

Securities registered pursuant to section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01. Other Events

The exhibits filed herewith are exhibits to the Registration Statement on Form S-3 (file no. 333-236344) of 3M Company (the “Company”), filed with the Securities and Exchange Commission on February 10, 2020. On March 25, 2020, the Company entered into an Underwriting Agreement with Citigroup Global Markets Inc., BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, relating to the sale of $500,000,000 aggregate principal amount of the Company’s 2.650% Notes due 2025, $600,000,000 aggregate principal amount of the Company’s 3.050% Notes due 2030 and $650,000,000 aggregate principal amount of the Company’s 3.700% Notes due 2050.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement relating to the issuance and sale of the Company’s 2.650% Notes due 2025, 3.050% Notes due 2030 and 3.700% Notes due 2050

4.1	Form of Global Note for the Company’s 2.650% Notes due 2025

4.2	Form of Global Note for the Company’s 3.050% Notes due 2030

4.3	Form of Global Note for the Company’s 3.700% Notes due 2050

5.1	Opinion of Michael M. Dai relating to the Company’s 2.650% Notes due 2025, 3.050% Notes due 2030 and 3.700% Notes due 2050

23.1	Consent of Michael M. Dai (included in Exhibit 5.1 above)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 27, 2020	3M Company

	By:	/s/ Ivan K. Fong
Ivan K. Fong,
Senior Vice President, General Counsel & Secretary

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